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                                 AMENDMENT NO. 3
                                       TO
                    SECURITIES PURCHASE AND HOLDERS AGREEMENT

         AMENDMENT NO. 3 (this "Amendment"), dated as of September 20, 2000, to the Securities Purchase and Holders Agreement, dated as of August 13, 1999, by and among Intersil Holding Corporation, a Delaware corporation (the "Company"), Sterling Holding Company, LLC, a Delaware limited liability company ("Sterling"), Manatee Investment Corporation, a Delaware corporation, Intersil Prism, LLC, a Delaware limited liability company, Citicorp Mezzanine Partners, L.P., a Delaware limited partnership ("CMP"), William N. Stout, and the individuals and trust(s) listed as "Management Investors" on Schedule I thereto and who joined the Original Stockholders Agreement, as provided therein, as "Management Investors," as amended by Amendment No. 1 to the Securities Purchase and Holders Agreement dated as of December 13, 1999 and Amendment No. 2 to the Securities Purchase and Holders Agreement dated as of May 31, 2000 (the "Original Stockholders Agreement").

                                 R E C I T A L S

         A. The parties hereto are parties to the Original Stockholders
Agreement.

         B. The parties hereto desire to amend the Original Stockholders Agreement, in accordance with the requirements of Section 9.3 thereof, and upon the terms and conditions and in the manner set forth below.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms used herein without definition shall have the meanings ascribed to them in the Original Stockholders Agreement.

         2. Amendment to Section 4.4(b)(iii) of the Original Stockholders Agreement. Section 4.4(b)(iii) of the Original Stockholders Agreement is hereby amended to read, in its entirety, as follows:

            "in the case of CMP, any Investor or Permitted Transferee, any Person if such Person takes such Securities pursuant to a sale in connection with a Public Offering or following a Public Offering in open market transactions or under Rule 144 under the Securities Act;"

         3. Effectiveness. This Amendment shall be effective when executed by the Company, Sterling and CMP.

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         4. Counterparts. This Amendment may be executed in two or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

         6. Incorporation of Amendment. On and after the date hereof each reference in the Original Stockholders Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Stockholders Agreement as amended hereby.

         7. Continued Effectiveness of Original Stockholders Agreement. Except as specifically amended above, all terms of the Original Stockholders Agreement shall remain unchanged and in full force and effect.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                          INTERSIL HOLDING CORPORATION


                                          By: /s/    Stephen M. Moran
                                              --------------------------------
                                              Name:  Stephen M. Moran
                                              Title: Vice President

                                          STERLING HOLDING COMPANY, LLC


                                          By: /s/    James A. Urry
                                              --------------------------------
                                              Name:  James A. Urry
                                              Title: Authorized Signatory

                                          CITICORP MEZZANINE PARTNERS, L.P.


                                          By: /s/    Byron L. Knief
                                              --------------------------------
                                              Name:  Byron L. Knief
                                              Title: President